SUPPLEMENTAL MAILING LIST

RETURN CARD

DEREK OIL & GAS CORPORATION

Suite 1550, 355 Burrard Street

Vancouver, B.C.

V6C 2G8

If you wish to receive interim financial statements of the Company, please complete and return this card to the Company at the above address.

NAME:	__________________________________________
ADDRESS:	__________________________________________
CITY:	__________________________________________
PROVINCE/STATE:	__________________________________________
POSTAL/ZIP CODE:	___________________
TELEPHONE NO.:	__________________________________________
EMAIL ADDRESS:	__________________________________________

The undersigned hereby certifies that he/she is the owner of securities of DEREK OIL & GAS CORPORATION, and requests that he/she be placed on the Company's Supplemental Mailing List to receive its interim financial statements.

DATED: _________________________	________________________________ SIGNATURE

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